Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement (this “Amendment”) is entered into as of February 2, 2018 by and among Welbilt, Inc., a Delaware corporation (formerly known as Manitowoc Foodservice, Inc.) (the “Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement (as defined below)) signatory hereto, JPMorgan Chase Bank, N.A., individually (“JPMorgan”) and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

WHEREAS, the Borrower, the Subsidiary Borrowers, the Administrative Agent and the Lenders (as defined in the Credit Agreement) are party to that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders amend certain provisions under the Credit Agreement and the Lenders party hereto (constituting Required Revolving Lenders) are willing to agree to such amendments upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Upon the “Amendment No. 4 Effective Date” (as defined below), Section 6.16(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Maximum Consolidated Total Leverage Ratio. The Borrower will not permit the Consolidated Total Leverage Ratio for any fiscal quarter of the Borrower set forth below to be greater than or equal to the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio

December 31, 2017	5.25:1.00

March 31, 2018	5.25:1.00
June 30, 2018	5.25:1.00
September 30, 2018	5.00:1.00
December 31, 2018	4.75:1.00

March 31, 2019	4.50:1.00
June 30, 2019	4.25:1.00
September 30, 2019 and each fiscal quarter thereafter	4.00:1.00

2. Representations and Warranties of the Borrower. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the date hereof:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and, if required, stockholder or similar action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof (other than representations and warranties that relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of such earlier date); and

(c) Immediately prior to, and after giving effect to this Amendment, no Default has occurred and is continuing.

3. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 4 Effective Date”) on which all of the following conditions have been satisfied:

(a) the execution and delivery hereof by the Borrower, the Subsidiary Borrowers, the Administrative Agent and the Required Revolving Lenders;

(b) the execution and delivery by the Borrower, the Subsidiary Borrowers and the Subsidiary Guarantors of an Affirmation of Guaranty and Security Documents in substantially the form of Exhibit A hereto;

(c) the representations and warranties set forth in Section 2 hereof are true and correct and the Administrative Agent shall have received a certificate, dated the Amendment No. 4 Effective Date and signed by a Senior Officer of the Borrower, certifying to the accuracy of the foregoing; and

(d) the Lenders signatory hereto and the Administrative Agent shall have received all interest, fees and other amounts due and payable on or prior to the Amendment No. 4 Effective Date under or in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment and all reasonable and documented legal fees of counsel to the Administrative Agent.

4. Reference to and Effect Upon the Credit Agreement; Other.

(a) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Credit Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Credit Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge by any Credit Party under any Credit Document from any of its obligations and liabilities thereunder.

(d) This Amendment shall constitute a Credit Document.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf, or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

WELBILT, INC. (F/K/A MANITOWOC FOODSERVICE, INC.)

By:	/s/ Haresh Shah
Name: Haresh Shah Title: Senior Vice President and Chief Financial Officer

ENODIS HOLDINGS LIMITED

By:	/s/ Adrian Gray
Name: Adrian Gray Title: Director

[Signature Page to Amendment No. 4 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender

By:	/s/ John A. Horst
Name: John A. Horst Title: Executive Director

[Signature Page to Amendment No. 4 to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Revolving Lender

By:	/s/ Chris Lam
Name: Chris Lam Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement]

BMO Harris Bank N.A., as a Revolving Lender

By:	/s/ Ronald J. Carey
Name: Ronald J. Carey Title: Senior Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

Citibank, N.A., as a Revolving Lender

By:	/s/ Blake Gronich
Name: Blake Gronich Title: Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Revolving Lender

By:	/s/ William J. Binder
Name: William J. Binder Title: Executive Director

By:	/s/ Peter Duncan
Name: Peter Duncan Title: Managing Director

[Signature Page to Amendment No. 4 to Credit Agreement]

HSBC BANK USA NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Joseph Philbin
Name: Joseph Philbin Title: Senior Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

EXHIBIT A

AFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS

Each of the undersigned (i) acknowledges receipt of a copy of that certain Amendment No. 4 to Credit Agreement dated as of February 2, 2018 (the “Amendment”) amending that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) referred to therein, (ii) consents to the Amendment and each of the transactions referenced therein, (iii) hereby reaffirms its obligations under the Parent Guaranty, the Subsidiary Guaranty and each Security Document to which it is a party, as applicable, and (iv) agrees that all references in any such other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.

[signature pages follow]

WELBILT, INC. (F/K/A MANITOWOC FOODSERVICE, INC.)

By:
Name: Title:

APPLIANCE SCIENTIFIC, INC.

By:
Name: Title:

BERISFORD PROPERTY DEVELOPMENT (USA) LTD.

By:
Name: Title:

CHARLES NEEDHAM INDUSTRIES INC.

By:
Name: Title:

CLEVELAND RANGE, LLC

By:
Name: Title:

THE DELFIELD COMPANY LLC

By:
Name: Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

ENODIS TECHNOLOGY CENTER, INC.

By:
Name: Title:

FRYMASTER L.L.C.

By:
Name: Title:

GARLAND COMMERCIAL INDUSTRIES LLC

By:
Name: Title:

KYSOR BUSINESS TRUST

By:
Name: Title:

KYSOR HOLDINGS, INC.

By:
Name: Title:

KYSOR INDUSTRIAL CORPORATION, a Michigan corporation

By:
Name: Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

KYSOR INDUSTRIAL CORPORATION

By:
Name: Title:

KYSOR NEVADA HOLDING CORP.

By:
Name: Title:

LANDIS HOLDING LLC

By:
Name: Title:

MANITOWOC EQUIPMENT WORKS, INC.

By:
Name: Title:

MANITOWOC FOODSERVICE COMPANIES, LLC

By:
Name: Title:

MANITOWOC FOODSERVICE HOLDING, INC.

By:
Name: Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

MANITOWOC FP, INC.

By:
Name: Title:

MANITOWOC FSG INTERNATIONAL HOLDINGS, INC.

By:
Name: Title:

ENODIS CORPORATION

By:
Name: Title:

ENODIS GROUP HOLDINGS US, INC.

By:
Name: Title:

ENODIS HOLDINGS, INC.

By:
Name: Title:

MANITOWOC FSG OPERATIONS, LLC

By:
Name: Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

WELBILT FSG U.S. HOLDING, LLC

By:
Name: Title:

WELBILT U.S. DOMESTIC CORPORATION (f/k/a Welbilt Corporation)

By:
Name: Title:

WELBILT HOLDING COMPANY

By:
Name: Title:

WESTRAN CORPORATION

By:
Name: Title:

MCCANN’S ENGINEERING & MANUFACTURING CO., LLC

By:
Name: Title:

MTW COUNTY (DOMESTICATION) LLC

By:
Name: Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

ENODIS HOLDINGS LIMITED

By:
Name: Title:

MANITOWOC FSG UK LIMITED

By:
Name: Title:

MANITOWOC FOODSERVICE UK HOLDING LIMITED

By:
Name: Title:

[Signature Page to Affirmation of Guaranty and Security Documents]